Finance Costs, Net	12 Months Ended
Mar. 31, 2025
Finance Costs, Net [Abstract]
FINANCE COSTS, NET

NOTE 11 — FINANCE COSTS, NET

	2025	2024	2023
Interest income on bank balance	$1,741	$474	$219
Finance income	1,741	474	219

Interest expenses for lease liability	(34,775)	(31,882)	(15,929)
Interest expenses on loans and long-term payable	(62,892)	(50,884)	(7,313)
Finance costs	(97,667)	(82,766)	(23,242)

Finance costs, net	$(95,926)	$(82,292)	$(23,023)